John Hancock Trust
Supplement dated May 19, 2010
to the Prospectus dated May 3, 2010
     The information under “Average Annual Total Returns for the period ended 12/31/09” in the Past Performance section of the fund noted below is replaced in its entirety by the following:
International Equity Index Trust B

Average Annual Total Returns for period ended 12/31/2009
     The return for the Index under “Since Inception” may be calculated from the month end closest to the inception date of the fund.

	One	Five	Ten	Date of
	Year	Year	Year	Inception

Series NAV	38.80%	5.84%	2.38%	5/2/1988
MSCI AC World Ex. US Gross Total Return (gross of foreign withholding tax on dividends)	42.16%	6.30%	3.11%	5/2/1988
MSCI AC World Ex. US Net Total Return (net of foreign withholding tax on dividends)	41.45%	5.83%	2.71%	5/2/1988

Real Estate Securities Trust

Asad Kazim no longer serves as a Portfolio Manager to the fund. All references to Mr. Kazim are hereby removed.